Exhibit 1.1



This Certificate is transferable in New York, N.Y. and Ridgefield Park, N.J.

Alaris Medical

This CERTIFIES that_________________________________________________________



is the Owner of ______________________________________________________________

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.01 PER SHARE, of ALARIS MEDICAL, INC.,a corporation incorporated under the laws of the State of Delaware, transferable on the books of Alaris Medical, Inc. in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares of Common Stock represented hereby are issued and shall be held subject to the laws of the State of Delaware and the Certificate of Incorporation and Bylaws of Alaris Medical, Inc., as amended (copies of which are on file with the Transfer Agent). This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

IN WITNESS WHEREOF, ALARIS MEDICAL, INC. has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and sealed with the facsimile seal of Alaris Medical, Inc.

Dated:

The Corporation will furnish without charge to each stockholder who so requests, the designations, powers, preferences and relative, participating, optional or other special rights of each class of stock or services thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Any such request may be made to the Corporation or to the Transfer Agent.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations;

TEN COM - as tenants in common             UNIF GIFT MIN ACT - ...Custodian....
TEN ENT - as tenants by the entireties                        (Cast)    (Minor)
JT TEN - as joint tenants with right              under Uniform Gifts to Minors
             of survivorship and not at           Act..........................
             tenants in common                           (State)

        Additional abbreviations may also be used through not in the above list

For value received, ..................... hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

------------------------------------------------------------------------------
Please print or typewrite name and address including postal zip code of assignee

==============================================================================
------------------------------------------------------------------------------
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
==============================================================================
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

                           NOTICE:  ___________________________________________
                                      THE SIGNATURE TO THIS ASSIGNMENT MUST
                                      CORRESPOND WITH THE NAME AS WRITTEN
                                      UPON THE FACE OF THE CERTIFICATE IN EVERY
                                      PARTICULAR, WITHOUT ALTERATION OR
                                      ENLARGEMENT OR ANY CHANGE WHATSOEVER.




SIGNATURE(S) GUARANTEED: ________________________________________________
                                     THE SIGNATURE(S) SHOULD BE GUARANTEED BY
                                     AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                     STOCKBROKERS, SAVINGS AND LOAN
                                     ASSOCIATIONS AND CREDIT UNIONS WITH
                                     MEMBERSHIP IN AN APPROVED SIGNATURE
                                     GUARANTEE MEDALLION PROGRAM) PURSUANT
                                     TO S.E.C. RULE 17Ad-15.